COHEN & STEERS REAL ASSETS FUND, INC.

Class A (RAPAX), Class C (RAPCX), Class I (RAPIX), Class R (RAPRX) and Class Z (RAPZX) Shares

Supplement dated November 2, 2012 to

Summary Prospectus dated January 26, 2012, as amended May 31, 2012 and

Prospectus dated January 26, 2012

The information below supplements and replaces the information in “Management of the Fund—Portfolio Managers—The Advisor”:

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Joseph M. Harvey—Mr. Harvey is a vice president of the Fund. He joined the Advisor in 1992 and currently serves as president of the Advisor and CNS. Mr. Harvey also is the Advisor’s global chief investment officer.

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Yigal D. Jhirad—Mr. Jhirad is a vice president of the Fund. Mr. Jhirad joined the Advisor in 2007 as a senior vice president, portfolio manager and director of quantitative strategies. Prior to joining the Advisor, Mr. Jhirad was an executive director in the institutional equities division of Morgan Stanley heading the portfolio and derivatives strategies effort where he was involved in developing, implementing and marketing quantitative and derivatives products to institutional clients.

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William S. Scapell—Mr. Scapell is a vice president of the Fund. Mr. Scapell joined the Advisor in 2003 and currently serves as senior vice president of the Advisor and CNS. Prior to joining the Advisor, Mr. Scapell was a director in the fixed-income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Mr. Scapell is a Chartered Financial Analyst.

•

Jon Cheigh—Mr. Cheigh is a vice president of the Fund. He joined the Advisor in 2005 and currently serves as executive vice president of the Advisor and CNS, and head of the global real estate investment team. Prior to joining the Advisor, Mr. Cheigh was a vice president and senior research analyst for Security Capital Group.

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Jason Yablon—Mr. Yablon is a vice president of the Advisor. He has been with the Advisor since 2004. Prior to joining the Advisor, he was a research analyst at Morgan Stanley where he covered the real estate sector.

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Robert Becker—Mr. Becker is a vice president of the Fund. He joined the Advisor in 2003 and currently serves as senior vice president of the Advisor and CNS. Prior to joining the Advisor, Mr. Becker was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.

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Ben Morton—Mr. Morton joined the Advisor in 2003 as a research analyst covering utilities, and currently serves as senior vice president of the Advisor and CNS. Prior to joining the Advisor, Mr. Morton was a research associate at Citigroup.

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Elaine Zaharis-Nikas—Ms. Zaharis-Nikas is a vice president of Fund. She has been with the Advisor since 2003 and currently serves as vice president, portfolio manager and research analyst for preferred securities portfolios specializing in foreign banks and global insurance companies, as well as media and telecommunications companies. Prior to joining the Advisor in 2003, Ms. Zaharis-Nikas worked at J.P. Morgan Chase for five-years as a credit analyst and J.P. Morgan for three-years as an internal auditor. Ms. Zaharis-Nikas has a BS degree from New York University.

The Advisor utilizes a team-based approach and Mr. Harvey is the leader of this team. Messrs. Cheigh and Yablon direct and supervise the execution of the Fund’s investment strategy with respect to the Fund’s global real estate investments, and lead and guide the other members of the investment team.

Mr. Scapell and Ms. Zaharis-Nikas direct and supervise the execution of the Fund’s investment strategy with respect to the Fund’s investments in preferred securities, fixed income securities and foreign currencies.

Messrs. Becker and Morton direct and supervise the Fund’s investment in infrastructure companies.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

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